UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
October 26, 2006
Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

1-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation)
10 South Dearborn Street – 37th Floor
P.O. Box 805379
Chicago, Illinois 60680-5379
(312) 394-7398

000-16844	PECO ENERGY COMPANY	23-0970240
(a Pennsylvania corporation)
P.O. Box 8699
2301 Market Street
Philadelphia, Pennsylvania 19101-8699
(215) 841-4000

333-85496	EXELON GENERATION COMPANY, LLC	23-3064219
(a Pennsylvania limited liability company)
300 Exelon Way
Kennett Square, Pennsylvania 19348
(610) 765-6900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 1.02. Termination of a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Credit Agreement
Credit Agreement
Credit Agreement

Section 1 – Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement
On October 26, 2006, Exelon Corporation (Exelon), Exelon Generation Company LLC (Generation), and PECO Energy Company (PECO) executed three new credit facilities, as described below.
Each of the three new credit facilities described below replaces the existing $1,000,000,000 Five Year Credit Agreement dated as of July 16, 2004 and the separate $500,000,000 Three Year Credit Agreement dated as of October 31, 2003, under which Exelon, PECO and Generation were permitted to borrow, the existing $300,000,000 Term Loan Agreement dated as of April 1, 2005 under which Exelon was the borrower, and the existing $1,950,000,000 bilateral revolving credit facilities with various financial institutions under which Generation was the borrower.
On October 26, 2006, Exelon entered into a five-year revolving credit facility with JPMorgan Chase Bank, N.A. (JCMCB), as Administrative Agent, and various financial institutions. This credit facility provides for an aggregate commitment of $1,000,000,000, which may be drawn down in the form of loans and/or letters of credit. The credit facility will be used principally to back up commercial paper issuances at Exelon and requirements for letters of credit.
On October 26, 2006, Generation entered into a five-year revolving credit facility with JCMCB, as Administrative Agent, and various financial institutions. This credit facility provides for an aggregate commitment of $5,000,000,000, which may be drawn down in the form of loans and/or letters of credit. The credit facility will be used principally to back up commercial paper issuances at Generation and requirements for letters of credit.
On October 26, 2006, PECO entered into a five-year revolving credit facility with JPMCB, as Administrative Agent, and various financial institutions. This credit facility provides for an aggregate commitment of $600,000,000, which may be drawn down in the form of loans and/or letters of credit. The credit facility will be used principally to back up commercial paper issuances at PECO and requirements for letters of credit.
Loans outstanding under the new credit facilities will bear interest at variable rates, determined at the borrower’s election, equal to (a) at any time a loan is a Eurodollar Advance, the Eurodollar Rate (London interbank offered rate) for each applicable interest period selected by the borrower plus a specified margin determined from a pricing schedule and (b) at any time a loan is a Base Rate Advance, a fluctuating rate equal to the higher of the JPMCB prime rate as in effect from time to time, or the sum of the federal funds rate most recently determined by JPMCB plus 0.5% per annum. In addition, the borrower under each credit facility will pay: a utilization fee at any time that the outstanding credit extensions under the facility exceed 50% of the amount of the facility; a facility fee, payable on the last day of each calendar quarter and on the date the commitments to lend under the credit facility are reduced to zero, at a rate per annum equal to a specified facility fee rate on the total amount of the credit facility regardless of usage; and letter of credit fees.
Lending commitments under each credit facility will terminate five years after the effective date, unless extended. Each credit facility includes provisions for one-year extensions at the option of the borrower and with the consent of the lenders. Each facility also includes provisions for reduction of the amount of the facility at the option of the borrower and provisions for the limited increase of the lenders’ commitments to lend at the request of the borrower and with the consent of the lenders.
The credit facilities include covenants generally similar to covenants in existing bank credit facilities for Exelon, Generation and PECO, including, among other covenants: limitations on liens; limitations on mergers, consolidations and dispositions of substantially all assets; and maintenance of a specified interest coverage ratio.
The credit facilities also include events of default generally similar to events of default in the existing bank credit facilities for Exelon, Generation and PECO, including customary events of default for agreements of this type, such as: failure to pay outstanding principal, interest, fees or other amounts due under the credit facilities; cross default to other debt of the borrower or certain principal subsidiaries of the borrower in excess of a specified amount; and the failure to observe or perform covenants.
The description of the credit facilities set forth above is not complete and is qualified in its entirety by reference to the credit facilities, copies of which are attached as exhibits 99.1, 99.2, and 99.3, respectively, which are incorporated herein by reference.
Section 1 – Registrant’s Business and Operations
Item 1.02. Termination of a Material Definitive Agreement
On October 26 2006, Exelon, Generation, and PECO executed three new credit facilities, as described in Item 1.01, which resulted in the termination of the following credit facilities: (a) the $1,000,000,000 Five Year Credit Agreement dated as of July 16, 2004 among Exelon, Generation, PECO and various financial institutions; (b) the $500,000,000 Three Year Credit Agreement dated as of October 31, 2003, among Exelon, Generation, PECO and various financial institutions; and (c) the aggregate of $1,950,000,000 of bilateral revolving credit facilities between Generation and various financial institutions. The three new credit facilities will also result in the termination of the $300,000,000 Term Loan Agreement dated as of April 1, 2005, between Exelon and Dresdner Bank AG, New York and Grand Cayman Branches within two days following the effective date of the new credit facilities.
* * * * *
This combined Form 8-K is being furnished separately by Exelon, PECO and Generation (Registrants). Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.
Except for the historical information contained herein, certain of the matters discussed in this Report are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon Corporation’s 2005 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Exelon-Note 20, ComEd-Note 17, PECO-Note 15 and Generation-Note 17; (2) Exelon Corporation’s Third Quarter 2006 Quarterly Report on Form 10-Q (to be filed on October 27, 2006) in (a) Part II, Other Information, ITEM 1A. Risk Factors and (b) Part I, Financial Information, ITEM 1. Financial Statements: Note 13; and (3) other factors discussed in filings with the SEC by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Report.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	$1,000,000,000 Credit Agreement dated as of October 26, 2006 among Exelon Corporation, as Borrower, Various Financial Institutions, as Lenders, and JPMorgan Chase Bank, N.A., as Administrative Agent

99.2	$5,000,000,000 Credit Agreement dated as of October 26, 2006 among Exelon Generation Company, as Borrower, Various Financial Institutions, as Lenders, and JPMorgan Chase Bank, N.A., as Administrative Agent

99.3	$600,000,000 Credit Agreement dated as of October 26, 2006 among PECO Energy Company, as Borrower, Various Financial Institutions, as Lenders, and JPMorgan Chase Bank, N.A., as Administrative Agent

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION
PECO ENERGY COMPANY
EXELON GENERATION COMPANY, LLC

/s/ John F. Young John F. Young
Executive Vice President, Finance and Markets, and Chief Financial Officer
Exelon Corporation
October 27, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	$1,000,000,000 Credit Agreement dated as of October 26, 2006 among Exelon Corporation, as Borrower, Various Financial Institutions, as Lenders, and JPMorgan Chase Bank, N.A., as Administrative Agent

99.2	$5,000,000,000 Credit Agreement dated as of October 26, 2006 among Exelon Generation Company, as Borrower, Various Financial Institutions, as Lenders, and JPMorgan Chase Bank, N.A., as Administrative Agent

99.3	$600,000,000 Credit Agreement dated as of October 26, 2006 among PECO Energy Company, as Borrower, Various Financial Institutions, as Lenders, and JPMorgan Chase Bank, N.A., as Administrative Agent